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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)

                                DECEMBER 26, 2004
                           ---------------------------

                                  GARTNER, INC.
             (Exact name of registrant as specified in its charter)

            DELAWARE                       1-14443               04-3099750
            --------                       -------               ----------
(State or Other Jurisdiction of   (Commission File Number)      (IRS Employer
         Incorporation)                                      Identification No.)

                                 P.O. BOX 10212
                               56 TOP GALLANT ROAD
                             STAMFORD, CT 06902-7747
          (Address of Principal Executive Offices, including Zip Code)

                                 (203) 316-1111
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On December 27, 2004 Gartner, Inc., a Delaware corporation ("Gartner") announced it has entered into an Agreement and Plan of Merger, dated as of December 26, 2004 (the "Merger Agreement"), by and among Gartner, Green Falcon, Inc., a Delaware corporation and a wholly-owned subsidiary of Gartner ("Sub") and META Group, Inc., a Delaware corporation ("META") pursuant to which Sub will be merged with and into META (the "Merger"), with META surviving the Merger as a wholly owned subsidiary of Gartner. The aggregate value of the transaction is approximately $162 million. The purchase price will be paid in cash at closing.

      The transaction has been approved by both companies' boards of directors and is subject to the approval of META's stockholders, regulatory approvals and customary closing conditions.

      The foregoing description of the Merger and the Merger Agreement is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

2.1 Agreement and Plan of Merger, dated as of December 26, 2004, by and among Gartner, Green Falcon, Inc. and META.

99.1  Press Release, dated December 27, 2004, announcing the Merger.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         GARTNER, INC.

                                         By:    /s/ Christopher Lafond
                                         --------------------------------------
                                         Christopher Lafond
                                         Executive Vice President,
                                         Chief Financial Officer

Date:  December 27, 2004

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                                  EXHIBIT INDEX

EXHIBIT NO.  DESCRIPTION
-----------  -----------
2.1          Agreement and Plan of Merger, dated as of December 26, 2004, by and among Gartner,
             Green Falcon, Inc. and META.

99.1         Press Release, dated December 27, 2004, announcing the Merger.